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                                                                  EXHIBIT 99.284

                        DRPS CUSTOMER BASE IN CALIFORNIA

CLASS - A : UTILITY DISTRIBUTION COMPANIES ==> PSC ENGAGEMENT PRIORITY # 1

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   NO.                        COMPANY NAME                                   COMPANY DETAILS                   CONTACT STATUS
   ---                        ------------                                   ---------------                   --------------
    1     Southern California Edison                  1. Major Customers - 30,000                         Yes, Proposal submitted
                                                      2. Utility Electric Revenue - $7.0 B
                                                      3. Peak Electric Load - 18,500 MW

    2     Pacific Gas and Electric                    1. Major Customers - 35,000                         Yes, will contact
                                                      2. Utility Electric Revenue - $8.0 B
                                                      3. Peak Electric Load - 15,000 MW

    3     San Diego Gas & Electric Company            1. Major Customers - 5,000                          Yes, will contact
                                                      2. Utility Electric Revenue - $2.0 B
                                                      3. Peak Electric Load - 3,000 MW
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CLASS - B : Municipal Utilities ==> PSC Engagement Priority # 1

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   NO.                        COMPANY NAME                                   COMPANY DETAILS                   CONTACT STATUS
   ---                        ------------                                   ---------------                   --------------
    1     Los Angeles Dept of Water & Power           1. Major Customers -10,000                          Yes, will contact
                                                      2. Utility Electric Revenue - $2.4 B
                                                      3. Peak Electric Load - 5,500 MW

    2     Sacramanto Municipal Utility District       1. Major Customers - 2500                           Yes, will contact
                                                      2. Utility Electric Revenue - $720 M
                                                      3. Peak Electric Load - 2,750 MW
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
    3     City Of Anaheim - Electric Utility          1. Major / Business Customers - 150 / 15,000        Yes, will contact
                                                      2. Peak Electric Load - 575 MW

    4     City of Riverside - Electric Utility        1. Major / Business Customers - 150 / 15,000        Yes, will contact
                                                      2. Peak Electric Load - 575 MW

    5     City of Vernon - Electric Utility           1. Major / Business Customers - 100 / 2,500         Yes, will contact
                                                      2. Peak Electric Load - 100 MW

    6     City Of Pasadena - Electric Utility         1. Major / Business Customers - 50 / 10,000         Yes, will contact
                                                      2. Peak Electric Load - 100 MW

    7     City of Glendale - Electric Utility         1. Major / Business Customers - 30 / 7,500          Yes, will contact
                                                      2. Peak Electric Load - 75 MW

    8     City of Burbank - Electric Utility          1. Major / Business Customers - 25/7,000            Yes, will contact
                                                      2. Peak Electric Load - 75 MW

    9     Other Southern California Cities -          1. Major / Business Customers - 50 / 10,000         May be contacted
          6 Electric Utilities                        2. Peak Electric Load - 120 MW

   10     Other Northern California Cities -          1. Major / Business Customers - 2500 / 75,000       May be contacted
          45 Electric Utilities                       2. Peak Electric Load -1,500 MW

          TOTAL MUNICIPAL UTILITIES - 59              Total Major Customers - 15,555
                                                      2. Peak Electric Load -  11,370 MW
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CLASS - C : 3 Governmental Agencies - Utilities ==> PSC Engagement Priority # 2

CLASS - D : 11 Load Aggregators ==> PSC Engagement Priority # 2
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CLASS - E : 6 Energy Service Provider ==> PSC Engagement Priority # 2
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